                                            Mortgage Loan Group I


                                  Mortgage Rates for Mortgage Loan Group I

                                              Number of              Aggregate Principal         Percent of
Range of Mortgage Rates                    Mortgage Loans            Balance Outstanding         Loan Group
-----------------------                    --------------            -------------------         ----------
5.000% to 5.499%....................               411                    $83,195,347               11.2%
5.500% to 5.999%....................             1,115                    208,078,796               28.1
6.000% to 6.499%....................               605                     97,670,941               13.2
6.500% to 6.999%....................               959                    142,947,087               19.3
7.000% to 7.499%....................               497                     68,409,614                9.2
7.500% to 7.999%....................               573                     69,361,794                9.4
8.000% to 8.499%....................               271                     28,814,921                3.9
8.500% to 8.999%....................               256                     23,999,929                3.2
9.000% to 9.499%....................               104                      7,789,381                1.1
9.500% to 9.999%....................                88                      6,646,450                0.9
10.000% to 10.499%..................                30                      1,898,426                0.3
10.500% to 10.999%..................                17                        758,059                0.1
11.000% to 11.499%..................                 7                        287,976                0.0
11.500% to 11.999%..................                 2                         55,594                0.0
12.000% to 12.499%..................                 1                         87,300                0.0
                                                 -----                   ------------              -----
          Totals....................             4,936                   $740,001,615              100.0%
                                                 =====                   ============              =====

         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans ranged from 5.250% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 6.565% per annum.

                         Remaining Months to Stated Maturity for Mortgage Loan Group I


                                                Number of            Aggregate Principal           Percent of
Range of Remaining Terms (months)             Mortgage Loans         Balance Outstanding           Loan Group
---------------------------------             --------------         -------------------           ----------
49 to 60...............................                 2                       $103,762                 0.0%
61 to 72...............................                 4                        170,083                 0.0
73 to 84...............................                 5                        274,186                 0.0
85 to 96...............................                 3                        165,918                 0.0
109 to 120.............................                77                      4,997,179                 0.7
121 to 132.............................                 1                         99,000                 0.0
133 to 144.............................                 3                        305,934                 0.0
145 to 156.............................                 1                         74,719                 0.0
157 to 168.............................                 2                        174,211                 0.0
169 to 180.............................             1,078                    139,098,848                18.8
181 to 192.............................                 2                        347,500                 0.0
193 to 204.............................                 4                        332,927                 0.0
205 to 216.............................                 6                        654,792                 0.1
229 to 240.............................               702                     87,014,365                11.8
241 to 252.............................                 1                         64,000                 0.0
277 to 288.............................                 1                        211,293                 0.0
289 to 300.............................                27                      4,150,895                 0.6
301 to 312.............................                 2                        199,476                 0.0
313 to 324.............................                 1                        214,332                 0.0
325 to 336.............................                 2                        424,291                 0.1
337 to 348.............................                 1                        325,137                 0.0
349 to 360.............................             3,011                    500,598,768                67.6
                                                    -----                   ------------               -----
         Totals........................             4,936                   $740,001,615               100.0%
                                                    =====                   ============               =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans ranged from 59 months to 360 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 309 months.

                     Original Mortgage Loan Principal Balances for Mortgage Loan Group I

  Range of Original Mortgage                      Number of           Aggregate Principal         Percent of
  Loan Principal Balances                       Mortgage Loans        Balance Outstanding         Loan Group
  -----------------------                       --------------        -------------------         ----------
  $100,000 or less.......................           1,636                    $111,478,349              15.1%
  $100,001 to $150,000...................           1,214                     152,064,839              20.5
  $150,001 to $200,000...................             941                     163,571,290              22.1
  $200,001 to $250,000...................             535                     120,092,894              16.2
  $250,001 to $300,000...................             314                      86,150,777              11.6
  $300,001 to $350,000...................             187                      61,378,321               8.3
  $350,001 to $400,000...................              60                      22,748,212               3.1
  $400,001 to $450,000...................              20                       8,524,034               1.2
  $450,001 to $500,000...................              29                      13,992,897               1.9
                                                    -----                    ------------             -----
           Totals........................           4,936                    $740,001,615             100.0%
                                                    =====                    ============             =====

         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans ranged from approximately $10,473 to approximately $500,000 and the average outstanding principal balance of the Group I Mortgage Loans was approximately $149,919.

                     Product Types for Mortgage Loan Group I

                                                             Number of        Aggregate Principal     Percent of
  Product Type                                             Mortgage Loans     Balance Outstanding     Loan Group
  ------------                                             --------------     -------------------     ----------
  5 to 9 Year Fixed Rate Mortgage Loan.................           14                   $713,949            0.1%
  10 to 14 Year Fixed Rate Mortgage Loan...............           84                  5,651,042            0.8
  15 to 19 Year Fixed Rate Mortgage Loan...............          630                 70,023,450            9.5
  20 to 24 Year Fixed Rate Mortgage Loan...............          704                 87,289,658           11.8
  25 to 29 Year Fixed Rate Mortgage Loan...............           32                  4,988,993            0.7
  30 Year Fixed Rate Mortgage Loan.....................        3,012                500,923,905           67.7
  Balloon Loan.........................................          460                 70,410,617            9.5
                                                               -----               ------------          -----
           Totals......................................        4,936               $740,001,615          100.0%
                                                               =====               ============          =====

                     State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                   Number of          Aggregate Principal         Percent of
  State                                          Mortgage Loans       Balance Outstanding         Loan Group
  -----                                          --------------       -------------------         ----------
  Arizona..................................             74                  $8,773,857                 1.2%
  Arkansas.................................              8                     377,702                 0.1
  California...............................          1,046                 222,097,439                30.0
  Colorado.................................            116                  20,739,921                 2.8
  Connecticut..............................             55                   8,613,431                 1.2
  Delaware.................................             26                   3,310,319                 0.4
  District of Columbia.....................             23                   3,630,781                 0.5
  Florida..................................            862                 103,670,662                14.0
  Georgia..................................            114                  12,170,064                 1.6
  Hawaii...................................              2                     463,700                 0.1
  Idaho....................................              9                     895,077                 0.1
  Illinois.................................            132                  16,531,372                 2.2
  Indiana..................................            107                  10,449,775                 1.4
  Iowa.....................................              7                     624,147                 0.1
  Kansas...................................             25                   2,627,529                 0.4
  Kentucky.................................              1                      71,296                 0.0
  Louisiana................................             67                   5,790,538                 0.8
  Maine....................................             11                   1,236,967                 0.2
  Maryland.................................            117                  18,234,415                 2.5
  Massachusetts............................             83                  14,914,544                 2.0
  Michigan.................................            130                  12,244,416                 1.7
  Minnesota................................             40                   6,252,710                 0.8
  Mississippi..............................             32                   2,371,853                 0.3
  Missouri.................................             56                   4,399,313                 0.6
  Montana..................................              6                     761,853                 0.1
  Nebraska.................................             14                   1,122,452                 0.2
  Nevada...................................             26                   4,140,505                 0.6
  New Hampshire............................             38                   5,449,592                 0.7
  New Jersey...............................            247                  42,483,839                 5.7
  New Mexico...............................             24                   2,577,703                 0.3
  New York.................................            461                  88,706,699                12.0
  North Carolina...........................             50                   5,272,221                 0.7
  Ohio.....................................            127                  12,789,471                 1.7
  Oklahoma.................................             34                   2,320,621                 0.3
  Oregon...................................             49                   6,559,421                 0.9
  Pennsylvania.............................            188                  22,176,529                 3.0
  Rhode Island.............................             19                   2,784,978                 0.4
  South Carolina...........................             55                   4,997,990                 0.7
  South Dakota.............................              2                     165,900                 0.0
  Tennessee................................            121                   9,970,017                 1.3
  Texas....................................             16                   1,783,538                 0.2
  Utah.....................................              6                     983,087                 0.1

                                                   Number of          Aggregate Principal         Percent of
  State                                          Mortgage Loans       Balance Outstanding         Loan Group
  -----                                          --------------       -------------------         ----------
  Vermont..................................              4                     399,811                 0.1
  Virginia.................................            133                  20,115,834                 2.7
  Washington...............................             92                  15,207,029                 2.1
  West Virginia............................             19                   1,324,220                 0.2
  Wisconsin................................             58                   7,072,667                 1.0
  Wyoming                                                4                     343,811                 0.0
                                                     -----                ------------               -----
           Totals..........................          4,936                $740,001,615               100.0%
                                                     =====                ============               =====

         As of the Cut-off Date, no more than approximately 0.3% of the Group I Mortgage Loans was secured by mortgaged properties located in any one zip code area.

                           Original Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................                 514               $63,313,289                  8.6%
50.01% to 55.00%.......................                 193                32,918,912                  4.4
55.01% to 60.00%.......................                 310                46,656,809                  6.3
60.01% to 65.00%.......................                 394                60,761,239                  8.2
65.01% to 70.00%.......................                 563                86,567,476                 11.7
70.01% to 75.00%.......................                 607                92,829,267                 12.5
75.01% to 80.00%.......................               1,044               172,001,199                 23.2
80.01% to 85.00%.......................                 626                89,660,413                 12.1
85.01% to 90.00%.......................                 570                80,312,147                 10.9
90.01% to 95.00%.......................                 115                14,980,864                  2.0
                                                      -----              ------------                -----
         Totals........................               4,936              $740,001,615                100.0%
                                                      =====              ============                =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group I Mortgage Loans ranged from 7.56% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group I Mortgage Loans was approximately 72.24%.

                                    Loan Purpose for Mortgage Loan Group I

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
 ------------                                        --------------      -------------------       ----------
 Purchase.......................................              401               $66,631,830               9.0%
 Refinance--Rate/Term............................             558                96,025,272              13.0
 Refinance--Cashout..............................           3,977               577,344,513              78.0
                                                            -----              ------------             -----
          Totals................................            4,936              $740,001,615             100.0%
                                                            =====              ============             =====

                           Types of Mortgaged Properties for Mortgage Loan Group I

                                                       Number of       Aggregate Principal        Percent of
Property Type                                       Mortgage Loans     Balance Outstanding        Loan Group
-------------                                       --------------     -------------------        ----------
Single-Family Detached........................            3,996              $606,784,430             82.0%
Two-Family Dwelling Unit......................              219                37,811,640              5.1
Three- to Four-Family Dwelling Unit...........               92                17,882,052              2.4
Planned Unit Development......................              232                29,735,156              4.0
Condominium...................................              262                35,274,375              4.8
Cooperative Unit..............................                2                   173,681              0.0
Small Mixed-Use...............................               15                 3,180,845              0.4
Manufactured Housing..........................              118                 9,159,436              1.2
                                                          -----              ------------            -----
         Totals...............................            4,936              $740,001,615            100.0%
                                                          =====              ============            =====

                               Documentation Summary for Mortgage Loan Group I

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................            3,394              $477,282,373              64.5%
 24 Month Bank Statement.....................              198                36,864,791               5.0
 Reduced Documentation.......................               25                 3,329,713               0.4
 Stated Income...............................            1,319               222,524,737              30.1
                                                         -----              ------------             -----
          Totals.............................            4,936              $740,001,615             100.0%
                                                         =====              ============             =====

                                   Occupancy Types for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
 Occupancy Type                                     Mortgage Loans       Balance Outstanding        Loan Group
 --------------                                     --------------       -------------------        ----------
 Owner-occupied..............................              4,588              $696,890,254             94.2%
 Second Home.................................                 25                 3,203,859              0.4
 Investment Property.........................                323                39,907,501              5.4
                                                           -----              ------------            -----
          Totals.............................              4,936              $740,001,615            100.0%
                                                           =====              ============            =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

                              Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
 --------------------------                         --------------       -------------------        ----------
 0...........................................              2,189              $330,767,331             44.7%
 1...........................................              2,337               339,645,640             45.9
 2...........................................                374                64,937,499              8.8
 3...........................................                 22                 2,704,122              0.4
 4...........................................                  7                   874,310              0.1
 5...........................................                  2                   252,525              0.0
 6...........................................                  1                   102,832              0.0
 8...........................................                  1                   160,118              0.0
 11..........................................                  2                   232,100              0.0
 13..........................................                  1                   325,137              0.0
                                                           -----              ------------            -----
          Totals.............................              4,936              $740,001,615            100.0%
                                                           =====              ============            =====

         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans was approximately 1 month.


                                 Credit Grade Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
 CMMC Wholesale/Retail Underwriting                 Mortgage Loans       Balance Outstanding        Loan Group
 ----------------------------------                 --------------       -------------------        ----------
 AStar.......................................              1,841              $332,378,070             44.9%
 AO..........................................              1,006               151,984,067             20.5
 A-..........................................                167                21,996,984              3.0
 B...........................................                100                12,849,166              1.7
 B-..........................................                 24                 2,200,631              0.3
 C...........................................                 34                 2,288,441              0.3
                                                           -----              ------------             ----
          Sub-Total..........................              3,172              $523,697,358             70.8%
                                                           =====              ============             ====

                                                      Number of          Aggregate Principal        Percent of
 CMMC Call Center Underwriting                      Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------------                      --------------       -------------------        ----------
 A1..........................................                736                $95,293,259            12.9%
 A2..........................................                698                 85,926,070            11.6
 B1..........................................                283                 31,513,218             4.3
 B2..........................................                 46                  3,471,828             0.5
 C1..........................................                  1                     99,881             0.0
                                                           -----              ------------             ----
          Sub-Total..........................              1,764               $216,304,256            29.2%
                                                           -----               ------------           -----
          Totals.............................              4,936               $740,001,615           100.0%
                                                           =====               ============           =====

                                 Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2002........................................                  4                  $717,355              0.1%
 2003........................................              4,932               739,284,259             99.9
                                                           -----              ------------            -----
         Totals..............................              4,936              $740,001,615            100.0%
                                                           =====              ============            =====


                                 Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................                704               $99,414,642             13.4%
 12 months...................................                347                71,036,640              9.6
 24 months...................................                 23                 3,996,461              0.5
 36 months...................................              1,347               224,006,408             30.3
 42 months...................................                  1                   136,630              0.0
 60 months...................................              2,514               341,410,834             46.1
                                                           -----              ------------            -----
         Totals..............................              4,936              $740,001,615            100.0%
                                                           =====              ============            =====

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans having prepayment penalties is approximately 46 months. With respect to those Group I Mortgage Loans which have prepayment penalties, 95.8% of such mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                                    Credit Scores for Mortgage Loan Group I

                                                    Number of          Aggregate Principal         Percent of
 Range of  Credit Scores                          Mortgage Loans       Balance Outstanding         Loan Group
 -----------------------                          --------------       -------------------         ----------
 Not Scored..................................                1                  $24,877                0.0%
 488 to 500..................................                3                  223,440                0.0
 501 to 550..................................              447               51,730,587                7.0
 551 to 600..................................              952              120,817,320               16.3
 601 to 650..................................            1,410              203,601,198               27.5
 651 to 700..................................            1,188              193,314,757               26.1
 701 to 750..................................              587              107,675,891               14.6
 751 to 800..................................              332               59,504,600                8.0
 801 to 821..................................               16                3,108,944                0.4
                                                         -----             ------------              -----
          Totals.............................            4,936             $740,001,615              100.0%
                                                         =====             ============              =====

         The Credit Scores of the Group I Mortgage Loans that were scored as of the Cut-off Date ranged from 488 to 821 and the weighted average Credit Score of the Group I Mortgage Loans that were scored as of the Cut-off Date was approximately 651.

                                            Mortgage Loan Group II


                              Current Mortgage Rates for Mortgage Loan Group II

                                                   Number of         Aggregate Principal          Percent of
 Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
 -----------------------                        --------------       -------------------          ----------
 4.500% to 4.999%.........................               17                  $3,544,793                 1.0%
 5.000% to 5.499%.........................               79                  16,475,279                 4.6
 5.500% to 5.999%.........................              231                  44,747,626                12.4
 6.000% to 6.499%.........................              169                  32,649,950                 9.1
 6.500% to 6.999%.........................              374                  70,892,719                19.7
 7.000% to 7.499%.........................              273                  43,106,331                12.0
 7.500% to 7.999%.........................              389                  60,650,632                16.8
 8.000% to 8.499%.........................              204                  30,601,098                 8.5
 8.500% to 8.999%.........................              271                  36,438,841                10.1
 9.000% to 9.499%.........................               99                  11,591,216                 3.2
 9.500% to 9.999%.........................               77                   7,753,500                 2.2
 10.000% to 10.499%.......................               11                     974,980                 0.3
 10.500% to 10.999%.......................               10                     519,528                 0.1
 11.000% to 11.499%.......................                1                      27,750                 0.0
 11.500% to 11.999%.......................                1                      25,900                 0.0
                                                      -----                ------------               -----
          Totals............................          2,206                $360,000,143               100.0%
                                                     ======                ============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans ranged from 4.750% per annum to 11.500% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans was approximately 7.198% per annum.

                       Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
109 to 120...............................                   4                  $268,341              0.1%
169 to 180...............................                   7                   557,531              0.2
229 to 240...............................                   6                   521,165              0.1
289 to 300...............................                   2                   375,871              0.1
325 to 336...............................                   1                    69,251              0.0
337 to 348...............................                   2                   185,224              0.1
349 to 360...............................               2,184               358,022,760             99.5
                                                        -----              ------------            -----
         Totals..........................               2,206              $360,000,143            100.0
                                                        =====              ============            =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 358 months.

                      Original Mortgage Loan Principal Balances for Mortgage Loan Group II


Range of Original Mortgage                                   Number of      Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-----------------------                                   --------------    -------------------      ----------
$100,000 or less.....................................               588            $41,417,906           11.5%
$100,001 to $150,000.................................               552             69,364,585           19.3
$150,001 to $200,000.................................               471             81,953,361           22.8
$200,001 to $250,000.................................               252             56,658,033           15.7
$250,001 to $300,000.................................               167             45,996,074           12.8
$300,001 to $350,000.................................                92             30,017,584            8.3
$350,001 to $400,000.................................                55             21,119,303            5.9
$400,001 to $450,000.................................                 9              3,797,343            1.1
$450,001 to $500,000.................................                20              9,675,956            2.7
                                                                  -----           ------------          -----
          Totals.....................................             2,206           $360,000,143          100.0%
                                                                  =====           ============          =====

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans ranged from approximately $20,400 to approximately $499,697 and the average outstanding principal balance of the Group II Mortgage Loans was approximately $163,191.

                                   Product Types for Mortgage Loan Group II

                                                    Number of         Aggregate Principal          Percent of
 Product Type                                     Mortgage Loans      Balance Outstanding          Loan Group
 ------------                                     ---------------     -------------------          ----------
 2/28 LIBOR Loan..........................                867             $ 141,387,757              39.3%
 3/27 LIBOR Loan..........................                502                83,762,267              23.3
 5/25 LIBOR Loan..........................                837               134,850,119              37.5
                                                        -----              ------------             -----
           Totals..............................         2,206              $360,000,143             100.0%
                                                        =====              ============             =====

                     State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                   Number of          Aggregate Principal          Percent of
  State                                          Mortgage Loans       Balance Outstanding          Loan Group
  -----                                          --------------       -------------------          ----------
  Arizona....................................             43                   $5,299,296               1.5%
  Arkansas...................................              2                       70,098               0.0
  California.................................            327                   75,195,750              20.9
  Colorado...................................             64                   11,456,795               3.2
  Connecticut................................             28                    5,417,078               1.5
  Delaware...................................              8                    1,137,672               0.3
  District of Columbia.......................             21                    3,812,431               1.1
  Florida....................................            212                   29,788,967               8.3
  Georgia....................................             56                    8,274,251               2.3
  Idaho......................................              4                      525,627               0.1
  Illinois...................................            140                   22,486,139               6.2
  Indiana....................................             14                    1,191,004               0.3
  Iowa.......................................              4                      173,406               0.0
  Kansas.....................................             11                    1,629,922               0.5
  Kentucky...................................              1                       32,957               0.0
  Louisiana..................................             21                    2,248,907               0.6
  Maine......................................              2                      241,650               0.1
  Maryland...................................             43                    7,740,531               2.2
  Massachusetts..............................             45                    9,227,459               2.6
  Michigan...................................            193                   23,266,255               6.5
  Minnesota..................................             70                   12,632,952               3.5
  Mississippi................................              3                      273,964               0.1
  Missouri...................................            130                   13,879,186               3.9
  Montana....................................              4                      414,373               0.1
  Nebraska...................................              2                      343,729               0.1
  Nevada.....................................             22                    3,147,956               0.9
  New Hampshire..............................             12                    1,644,548               0.5
  New Jersey.................................            162                   32,948,823               9.2
  New Mexico.................................             11                    1,425,539               0.4
  New York...................................            148                   30,522,974               8.5
  North Carolina.............................             30                    3,863,424               1.1
  North Dakota...............................              1                       80,615               0.0
  Ohio.......................................             64                    7,290,095               2.0
  Oklahoma...................................              8                      698,996               0.2
  Oregon.....................................              8                    1,080,758               0.3
  Pennsylvania...............................             33                    4,808,880               1.3
  Rhode Island...............................              9                    1,319,481               0.4
  South Carolina.............................             23                    2,298,358               0.6
  South Dakota...............................              1                       91,955               0.0
  Tennessee..................................             22                    2,109,511               0.6
  Texas......................................             14                    1,558,839               0.4
  Utah.......................................              3                      428,781               0.1

                                                   Number of          Aggregate Principal          Percent of
  State                                          Mortgage Loans       Balance Outstanding          Loan Group
  -----                                          --------------       -------------------          ----------
  Vermont....................................              5                      792,087               0.2
  Virginia...................................             52                    9,080,623               2.5
  Washington.................................             35                    6,758,543               1.9
  West Virginia..............................              2                      397,970               0.1
  Wisconsin..................................             92                   10,670,139               3.0
  Wyoming....................................              1                      220,848               0.1
                                                       -----                 ------------             -----
          Totals.............................          2,206                 $360,000,143             100.0%
                                                       =====                 ============             =====

         As of the Cut-off Date, no more than approximately 0.4% of the Group II Mortgage Loans was secured by mortgaged properties located in any one zip code area.

                           Original Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................                 94                   $12,427,430                 3.5%
50.01% to 55.00%.......................                 36                     5,857,007                 1.6
55.01% to 60.00%.......................                 70                    12,225,298                 3.4
60.01% to 65.00%.......................                112                    18,440,935                 5.1
65.01% to 70.00%.......................                210                    34,047,301                 9.5
70.01% to 75.00%.......................                275                    42,326,276                11.8
75.01% to 80.00%.......................                637                   107,936,279                30.0
80.01% to 85.00%.......................                369                    58,712,120                16.3
85.01% to 90.00%.......................                348                    59,914,437                16.6
90.01% to 95.00%.......................                 55                     8,113,059                 2.3
                                                     -----                  ------------               -----
        Totals.............................          2,206                  $360,000,143               100.0%
                                                     =====                  ============               =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group II Mortgage Loans ranged from 11.72% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group II Mortgage Loans was approximately 77.44%.

                                    Loan Purpose for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
 ------------                                        --------------      -------------------       ----------
 Purchase.................................                      461            $76,761,120              21.3%
 Refinance--Rate/Term......................                     204             33,614,539               9.3
 Refinance--Cashout........................                   1,541            249,624,484              69.3
                                                              -----           ------------             -----
          Totals..........................                    2,206           $360,000,143             100.0%
                                                              =====           ============             =====

                           Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-Family Detached.........................             1,769             $290,576,086            80.7%
Two Family Dwelling Unit.......................               104               20,300,257             5.6
Three- to Four-Family Dwelling Unit............                33                6,356,616             1.8
Planned Unit Development ......................               119               19,448,582             5.4
Condominium....................................               124               17,850,862             5.0
Cooperative Unit...............................                 1                  400,000             0.1
Manufactured Housing...........................                56                5,067,740             1.4
                                                            -----             ------------           -----
         Totals................................             2,206             $360,000,143           100.0%
                                                            =====             ============           =====


                               Documentation Summary for Mortgage Loan Group II

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................              1,539             $231,206,631             64.2%
 24 Month Bank Statement.....................                118               23,905,412              6.6
 Reduced Documentation.......................                 18                3,580,134              1.0
 Stated Income...............................                531              101,307,967             28.1
                                                           -----             ------------            -----
          Totals.............................              2,206             $360,000,143            100.0%
                                                           =====             ============            =====

                                   Occupancy Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
 Occupancy Type                                     Mortgage Loans       Balance Outstanding        Loan Group
 --------------                                     --------------       -------------------        ----------
 Owner-occupied..............................              2,040               $340,797,695            94.7%
 Second Home.................................                  6                    798,122             0.2
 Investment Property.........................                160                 18,404,327             5.1
                                                           -----               ------------           -----
          Totals.............................              2,206                360,000,143           100.0%
                                                           =====               ============           =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

                              Mortgage Loan Age Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
 --------------------------                         --------------       -------------------        ----------
 0...........................................                758               $121,139,012            33.6%
 1...........................................              1,188                194,826,365            54.1
 2...........................................                224                 39,109,674            10.9
 3...........................................                 20                  2,961,960             0.8
 4...........................................                  8                  1,260,192             0.4
 5...........................................                  3                    369,708             0.1
 6...........................................                  1                     68,979             0.0
 7...........................................                  1                     29,849             0.0
 11..........................................                  1                     49,182             0.0
 12..........................................                  1                     74,274             0.0
 23..........................................                  1                    110,950             0.0
                                                           -----               ------------           -----
          Totals.............................              2,206                360,000,143           100.0%
                                                           =====               ============           =====

         As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans was approximately 1 month.

                                Credit Grade Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
 CMMC Wholesale/Retail Underwriting                 Mortgage Loans       Balance Outstanding        Loan Group
 ----------------------------------                 --------------       -------------------        ----------
 AStar.......................................                481                 $91,239,870           25.3%
 AO..........................................                847                 141,864,668           39.4
 A-..........................................                183                  29,503,027            8.2
 B...........................................                224                  33,027,379            9.2
 B-..........................................                 61                   8,313,922            2.3
 C...........................................                 82                   7,600,018            2.1
                                                           -----                ------------        ----------
          Sub-Total..........................              1,878                $311,548,884           86.5%
                                                           =====                ============        ==========

                                                      Number of          Aggregate Principal        Percent of
 CMMC Call Center Underwriting                      Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------------                      --------------       -------------------        ----------
 A1..........................................                 60                   9,693,807            2.7%
 A2..........................................                137                  19,313,419            5.4
 B1..........................................                 98                  14,619,232            4.1
 B2..........................................                 33                   4,824,802            1.3
                                                           -----                ------------        ----------
          Sub-Total..........................                328                  48,451,259           13.5%
                                                           -----                ------------        ----------
          Totals.............................              2,206                $360,000,143          100.0%
                                                           =====                ============        ==========

                                 Year of Origination for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2001........................................                  1                   $110,950             0.0
 2002........................................                  2                    123,455             0.0
 2003........................................              2,203                359,765,738            99.9
                                                           -----               ------------           -----
          Totals.............................              2,206               $360,000,143           100.0%
                                                           =====               ============           =====


                              Maximum Mortgage Rates for Mortgage Loan Group II

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
--------------                                 --------------       -------------------           ----------
11.500%  to 11.999%......................                17                $3,544,793                  1.0%
12.000%  to 12.499%......................                79                16,475,279                  4.6
12.500%  to 12.999%......................               231                44,747,626                 12.4
13.000%  to 13.499%......................               169                32,649,950                  9.1
13.500%  to 13.999%......................               374                70,892,719                 19.7
14.000%  to 14.499%......................               273                43,106,331                 12.0
14.500%  to 14.999%......................               389                60,650,632                 16.8
15.000%  to 15.499%......................               204                30,601,098                  8.5
15.500%  to 15.999%......................               271                36,438,841                 10.1
16.000%  to 16.499%......................                99                11,591,216                  3.2
16.500%  to 16.999%......................                77                 7,753,500                  2.2
17.000%  to 17.499%......................                11                   974,980                  0.3
17.500%  to 17.999%......................                10                   519,528                  0.1
18.000%  to 18.499%......................                 1                    27,750                  0.0
18.500%  to 18.999%......................                 1                    25,900                  0.0
                                                      -----              ------------                -----
         Totals............................           2,206              $360,000,143                100.0%
                                                      =====              ============                =====


                                Prepayment Penalties for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................               893               $148,359,137               41.2%
 12 months...................................                 5                    635,433                0.2
 24 months...................................               152                 27,290,707                7.6
 36 months...................................               840                138,676,324               38.5
 60 months...................................               316                 45,038,543               12.5
                                                          -----               ------------              -----
          Totals.............................             2,206               $360,000,143              100.0%
                                                          =====               ============              =====

         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans having prepayment penalties is approximately 39 months. With respect to those Group II Mortgage Loans which have prepayment penalties, approximately 79.3% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                               Next Adjustment Date for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding           Loan Group
--------------------                            --------------      -------------------           ----------
April 2005...............................                  1                 $80,903                   0.0%
May 2005.................................                  2                 373,140                   0.1
June 2005................................                 12               1,648,928                   0.5
July 2005................................                 94              16,797,664                   4.7
August 2005..............................                460              75,270,697                  20.9
September 2005...........................                298              47,216,425                  13.1
October 2005.............................                  1                  49,182                   0.0
April 2006...............................                  2                 288,805                   0.1
May 2006 ................................                  4                 613,116                   0.2
June 2006................................                  4                 580,204                   0.2
July 2006................................                 70              11,338,840                   3.1
August 2006..............................                285              48,082,424                  13.4
September 2006...........................                136              22,809,697                   6.3
October 2006.............................                  1                 110,950                   0.0
September 2007...........................                  1                  74,274                   0.0
February 2008............................                  1                  29,849                   0.0
March 2008...............................                  1                  68,979                   0.0
May 2008 ................................                  2                 273,936                   0.1
June 2008................................                  7               1,145,818                   0.3
July 2008................................                135              22,037,108                   6.1
August 2008..............................                482              76,060,273                  21.1
September 2008...........................                207              35,048,933                   9.7
                                                       -----            ------------                 -----
         Totals..........................              2,206            $360,000,143                 100.0%
                                                       =====            ============                 =====

                                  Credit Scores for Mortgage Loan Group II

 Range of                                        Number of         Aggregate Principal           Percent of
 Credit Scores                                 Mortgage Loans      Balance Outstanding           Loan Group
 -------------                                 --------------      -------------------           ----------
 Not Scored................................              8                  $600,187                   0.2%
 499 to 500................................             11                 1,730,731                   0.5
 501 to 550................................            541                80,088,200                  22.2
 551 to 600................................            598                95,312,123                  26.5
 601 to 650................................            569                94,953,620                  26.4
 651 to 700................................            335                59,642,711                  16.6
 701 to 750................................            109                21,052,700                   5.8
 751 to 796................................             35                 6,619,872                   1.8
                                                     -----              ------------                 -----
          Totals...........................          2,206              $360,000,143                 100.0%
                                                     =====              ============                 =====


The Credit Scores of the Group II Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date ranged from 499 to 796 and the weighted average Credit Score of the Group II Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 607.